Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
SHARES		SHARES
PROVECTUS PHARMACEUTICALS, INC.
012365
AUTHORIZED STOCK 100,000,000 COMMON SHARES PAR VALUE $.001
SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 74373F 10 0
This Certifies that		is the
PROSPECTUS PHARMACEUTICALS, INC.
registered holder of		Shares
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed.
Dated:
[SIGNATURE]	[SEAL]	[SIGNATURE]
SECRETARY		PRESIDENT
TRANSFER AGENT AND REGISTRAR:		COUNTERSIGNED AND REGISTERED
ATLAS STOCK TRANSFER CORPORATION 5930 SOUTH STATE STREET		BY

        The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For Value Received,                                                                                                                                                     hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

Signature

NOTICE: The signature in this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.
Signature(s) Guaranteed By:
(Please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange.)